{00120371; v1} - 1 - 49298698.4 _____________________ CUSTODY AGREEMENT _____________________ dated as of May 9, 2024 by and between NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C. (“Company”) and WESTERN ALLIANCE TRUST COMPANY, N.A. (“Custodian”) {00120371; v1} - 2 - 49298698.4 TABLE OF CONTENTS 1 DEFINITIONS ........................................................................................................................ 3 2 APPOINTMENT OF CUSTODIAN ...................................................................................... 8 3 DUTIES OF CUSTODIAN .................................................................................................... 8 4 REPORTING ........................................................................................................................ 17 5 DEPOSIT IN U.S. SECURITIES SYSTEMS ...................................................................... 17 6 SECURITIES HELD OUTSIDE OF THE UNITED STATES ............................................ 18 7 CERTAIN GENERAL TERMS ........................................................................................... 21 8 COMPENSATION OF CUSTODIAN ................................................................................. 23 9 RESPONSIBILITY OF CUSTODIAN ................................................................................ 24 10 SECURITY CODES ............................................................................................................. 29 11 TAX LAW ............................................................................................................................ 29 12 EFFECTIVE PERIOD, TERMINATION AND AMENDMENT........................................ 29 13 REPRESENTATIONS AND WARRANTIES..................................................................... 31 14 PARTIES IN INTEREST; NO THIRD-PARTY BENEFIT ................................................ 31 15 NOTICES .............................................................................................................................. 31 16 CHOICE OF LAW; JURISDICTION AND WAIVER OF JURY TRIAL .......................... 33 17 ENTIRE AGREEMENT; COUNTERPARTS ..................................................................... 33 18 AMENDMENT; WAIVER .................................................................................................. 33 19 SUCCESSOR AND ASSIGNS ............................................................................................ 33 20 SEVERABILITY .................................................................................................................. 34 21 U.S.A. PATRIOT ACT ......................................................................................................... 34 22 REQUEST FOR INSTRUCTIONS ...................................................................................... 34 23 OTHER BUSINESS ............................................................................................................. 35 24 REPRODUCTION OF DOCUMENTS ................................................................................ 35 SCHEDULES SCHEDULE A – Initial Authorized Persons SCHEDULE B – Asset File Requirements {00120371; v1} - 3 - 49298698.4 This CUSTODY AGREEMENT (this “Agreement”) is dated as of May 9, 2024, and is by and between NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C. (and any successor or permitted assign, the “Company”), a limited liability company organized under the laws of Delaware and WESTERN ALLIANCE TRUST COMPANY, N.A. (or any successor or permitted assign acting as custodian hereunder, the “Custodian”), a national banking association. RECITALS WHEREAS, Company is a wholly owned subsidiary of a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act (as defined below), and requires a custodian to hold its assets; WHEREAS, Custodian is a limited-purpose national trust bank chartered and supervised by the Office of the Comptroller of the Currency that offers corporate trust and levered-loan administration services to institutional and commercial entities; WHEREAS, Company desires to retain Custodian to act as custodian for certain of Company’s Securities (as defined below) and cash, which shall be held and administered by Custodian pursuant to this Agreement and in compliance with Section 17(f) of the 1940 Act, subject to the terms and conditions of this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows: 1 DEFINITIONS 1.1 Defined Terms. In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement: “1940 Act” means the Investment Company Act of 1940, as amended. “Affiliate” has the meaning set forth in Section 2(a)(3) of the 1940 Act. “Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof). “Applicable Law” has the meaning set forth in Section 21.1 of this Agreement. “Approved Destination Institution List” has the meaning set forth in Section 3.7(g) of this Agreement. “Asset File” means, with respect to each Security for which documents are delivered to Custodian, the combined set of documents identified on the document checklist provided as Schedule B to this Agreement, as applicable. “Authorized Person” has the meaning set forth in Section 7.4(a) of this Agreement. “Bank” has the meaning set forth in Section 2(a)(5) of the 1940 Act. {00120371; v1} - 4 - 49298698.4 “Business Day” means Monday through Friday, excluding Saturday, Sunday or any bank or legal holiday. “Cash Accounts” means the segregated trust accounts on the books and records of Custodian established by the Custodian held for the benefit of its clients to which the Custodian shall deposit or credit and hold the cash received by it pursuant to this Agreement and any cash or Proceeds received by it from time to time from or with respect to the Securities or the sale of the Securities of the Company, as applicable. Specifically, the Collateral Account with account number 10104900, and sub-accounts the Interest with account number 10104901 and Principal 10104902. “Certificated Security” has the meaning ascribed to such term in Section 8-102(4) of the UCC. “Company” has the meaning set forth in the first paragraph of this Agreement. “Confidential Information” means any databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other similar or related information that may be furnished to the Company by the Custodian from time to time pursuant to this Agreement. “Custodial Account” means the Cash Accounts and the Securities Account, collectively. “Custodian” has the meaning set forth in the first paragraph of this Agreement. “Deposit Placement Program” means a network of FDIC-insured depository institutions and/or their affiliates who are FDIC-insured depository institutions (as defined in Section 3 of the Federal Deposit Insurance Act), that have entered into agreements with IntraFi Network LLC and/or its successors or assigns to collect and/or place deposits with the purpose of providing each participating institution’s depositors increased access to FDIC deposit insurance. “Depository Bank” has the meaning set forth in Section 3.3 of this Agreement. “Eligible Foreign Custodian” has the meaning set forth in SEC Rule 17f-5(a)(1), including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in SEC Rule 17f-5(a)(7)) or a bank holding company meeting the requirements set forth in SEC Rule 17f-5 or by other appropriate action of the SEC; or a foreign branch of a Bank meeting the requirements of a custodian under Section 17(f) of the 1940 Act; however, the term does not include any Eligible Securities Depository. “Eligible Investment” means any investment that at the time of its acquisition is one or more of the following: (a) United States government and agency obligations; (b) interest bearing deposits in United States Dollars held at Depository Bank or in a Deposit Placement Program;

{00120371; v1} - 5 - 49298698.4 (c) money market funds (including funds of Custodian or its Affiliates) or United States government securities funds designed to maintain a fixed share price and high liquidity; or (d) such other investments as may be agreed to in writing by the Company and the Custodian from time to time. “Eligible Securities Depository” has the meaning set forth in Section (b)(1) of SEC Rule 17f- 7 under the 1940 Act. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Bank of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds. “Foreign Securities” means Securities for which the primary market is outside the United States. “Foreign Sub-custodian” means and includes any sub-custodian appointed to administer any of the Company’s Foreign Securities, pursuant to Section 6 below. “Loan Assets” has the meaning set forth in Section 3.4(b) of this Agreement. “Loan Assignment Agreement” has the meaning set forth in Section 3.4(b) of this Agreement. “New DI” has the meaning set forth in Section 3.7(g) of this Agreement. “Party” or “Parties” means, individually, Company or Custodian and, collectively, Company and Custodian. “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization, or any government or agency or political subdivision thereof. “Proceeds” means, collectively, (i) the net cash proceeds to the Company of any offering by the Company of any class of securities issued by the Company, (ii) all cash distributions, earnings, dividends, fees and other cash payments paid on the Securities by or on behalf of the issuer or obligor thereof, or applicable paying agent, (iii) the net cash proceeds of the sale or other disposition of the Securities pursuant to the terms of this Agreement (and any earnings from investment of the foregoing) and (iv) the net cash proceeds to the Company of any borrowing or other financing by the Company. “Proper Instructions” means instructions, including standing instructions, received by the Custodian in form acceptable to it, from the Company, in any of the following forms acceptable to the Custodian: {00120371; v1} - 6 - 49298698.4 (a) in writing signed by an Authorized Person and delivered by hand, by mail, by overnight courier or by facsimile; (b) by electronic mail from an Authorized Person using the email provided for that individual on Schedule A; (c) in a communication utilizing access codes effected between electro-mechanical or electronic devices; (d) by SWIFT, SFTP, online portal, or any other similar electronic method where an Authorized Person is not able to be identified and the Custodian shall be permitted to accept such instruction as a Proper Instruction deemed to be received from an Authorized Person; or (e) such other means as may be agreed upon from time to time by the Custodian and Company. “SEC” means the Securities and Exchange Commission. “Securities” means, collectively, (i) the investments (including relevant Eligible Investments) acquired by, or in the case of Eligible Investments, on behalf of, the Company and/or delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i) and includes stocks, shares, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets. “Securities Account” means the segregated trust account to be established at the Custodian to which the Custodian shall deposit or credit the Securities received by it pursuant to this Agreement and shall be designated the “New Mountain Guardian IV Holdings, LLC Securities Account.” “Securities Depository” means The Depository Trust Company and/or an Eligible Securities Depository. “Securities System” means the Federal Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities established by an Eligible Securities Depository. “Street Delivery Custom” means a custom of the United States securities market to deliver securities which are being sold to the buying broker for examination to determine that the securities are in the proper form. “Street Name” means the form of registration in which the securities are held by a broker who is delivering the securities to another broker for the purposes of sale, it being an accepted custom in the United States securities industry that a security in the name of the broker in this {00120371; v1} - 7 - 49298698.4 manner is in proper form for delivery to the buyer and that a security may be re-registered by the buyer in the ordinary course. “Template” shall have the meaning set forth in Section 3.10(c) of this Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “Uncertificated Security” means a Security that is not represented by a physical certificate. “Underlying Agreement” means, with respect to any Security, the limited liability company agreement, subscription agreement or other documents evidencing the Company’s investment in the related issuer. “Underlying Documents” means, with respect to any Security for which the Company delivers an Asset File to the Custodian, the documents listed on Schedule B to this Agreement, which documents may include the related Underlying Agreement together with any other offering memorandums, purchase agreements, security documents, other agreements, other ancillary documents, and instruments executed or delivered in connection with the Company’s investment in the issuer thereof, including a copy of the register evidencing registration of the membership or equity interest of the Company on the books and records of the applicable issuer. 1.2 Construction. In this Agreement, unless the contrary intention appears: (a) any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time; (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them; (c) any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa; (d) a reference to a Person includes a reference to the Person’s executors, custodian, successors and permitted assigns; (e) an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally; (f) an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally; (g) a reference to the term “including” means “including, without limitation,” and {00120371; v1} - 8 - 49298698.4 (h) a reference to any accounting term is to be interpreted in accordance with generally accepted accounting principles and practices in the United States, consistently applied, unless otherwise instructed by the Company. 1.3 Headings. Headings are inserted for convenience and do not affect the interpretation of this Agreement. 2 APPOINTMENT OF CUSTODIAN 2.1 Appointment and Acceptance. The Company hereby appoints the Custodian as custodian of certain Securities and cash owned by the Company and delivered to and/or received by the Custodian from time to time during the period of this Agreement, on the terms and conditions set forth in this Agreement (which shall include any addendum or amendment hereto which are hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement with respect to it, subject to and in accordance with the provisions hereof. Any Custodial Account may contain any number of accounts for the convenience of the Custodian or as required by the Company for convenience in administering such accounts. 2.2 Instructions. The Company agrees that it shall from time to time provide, or cause to be provided, to the Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian as may reasonably be necessary to enable the Custodian to perform its duties hereunder. 2.3 Company Responsible For Directions. The Company is solely responsible for directing the Custodian with respect to deposits to, withdrawals from and transfers to or from the Custodial Account. Without limiting the generality of the foregoing, the Custodian has no responsibility for compliance with any restrictions, covenants, limitations or obligations to which the Company may be subject or for which it may have obligations to third-parties in respect of the Custodial Account. In addition, the Custodian shall have no liability for the acts or omissions of any other Person, or for the application or misapplication of any funds by another Person or by the Custodian, in each case that occur at the direction of the Company. The Company shall be solely responsible for properly instructing all applicable payors to make all appropriate payments to the Custodian for deposit to the Custodial Account, and for properly instructing the Custodian with respect to the allocation or application of all such deposits. 3 DUTIES OF CUSTODIAN 3.1 Segregation. All Securities and non-cash property held by the Custodian, as applicable, for the account of the Company (other than Securities maintained in a Securities Depository or Securities System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement. 3.2 Securities Custody Account. The Custodian shall open and maintain a segregated trust account in the name of the Company, subject only to order of the Custodian, in which the Custodian shall enter and carry, subject to Section 3.4, certain Securities of the Company

{00120371; v1} - 9 - 49298698.4 which are delivered to it in accordance with this Agreement. The Custodian shall not be required to credit or deposit Uncertificated Securities in the Securities Account but shall instead maintain a register (in book-entry form or other such form as it shall deem necessary or desirable) of Uncertificated Securities of Company evidenced by Company’s delivery of a complete Asset File to Custodian, with such register containing such information as Company and Custodian may reasonably agree. With respect to Uncertificated Securities, Custodian shall hold in safekeeping the combined Asset File for each Uncertificated Security of Company, individually segregated from the securities and investments of any other Person and marked so as to clearly identify them as the property of Company in a manner consistent with SEC Rule 17f-1 under the 1940 Act and as set forth in this Agreement. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such Securities, cash or other assets except pursuant to the direction of the Company under the terms of this Agreement. 3.3 Cash Accounts. Company acknowledges and agrees that Custodian is a limited purpose national trust bank that cannot hold deposits directly and is not insured by the FDIC. Unless stated otherwise in Section 3.7, all cash and cash Proceeds deposited or credited to the Cash Accounts will be held in and/or settled through one or more omnibus deposit accounts held by Custodian for the benefit of its clients at Custodian’s Affiliate, Western Alliance Bank (“Depository Bank”), a state member of the Federal Reserve System and insured by the FDIC. Notwithstanding and consistent with its recordkeeping obligations hereunder, Custodian will maintain records for the Cash Accounts including all deposits, credits and/or withdrawals on Custodian’s trust accounting system. 3.4 Delivery of Cash and Securities to Custodian. (a) The Company shall deliver, or cause to be delivered, to the Custodian certain of the Company’s Securities, cash and other investment assets as are to be held by the Custodian or Depository Bank hereunder, including, as applicable, (a) payments of income, payments of principal and capital distributions received by the Company with respect to such Securities, cash or other assets owned by the Company at any time during the period of this Agreement and (b) cash received by the Company for the issuance, at any time during such period, of securities of the Company or in connection with a borrowing by the Company. Except to the extent otherwise expressly provided herein, delivery of Securities to the Custodian shall be in Street Name or other good delivery form. The Custodian shall not be responsible for such Securities, cash or other assets until actually delivered to, and received by it. With respect to the Securities, the Custodian shall be obligated to exercise due care in accordance with reasonable commercial standards in discharging its duties as a securities intermediary to obtain and maintain such Securities. A Security will be deemed to be “delivered” to the Custodian when the Company delivers such Security in the following manner: (i) if such Security is a Certificated Security or an instrument (other than a Security held in a Securities System), then in physical certificated form in the name of the Company or its nominee, (ii) if such Security is an Uncertificated Security or in the form of uncertificated share(s) or other interest (other than a Security held in a Securities System), then delivery of the complete Asset File, (iii) if such Security is held in a Securities System or {00120371; v1} - 10 - 49298698.4 maintained in one or more omnibus accounts at the Custodian, its agents or sub- custodians, then delivery of confirmation that such Security is held in the Securities System or maintained through one or more omnibus accounts in the name of the Custodian (or its nominee) who shall identify the same on its books and records as held for the account of the Company, or (iv) in such other good delivery form that may be agreed to by the Custodian from time to time. In addition, the Custodian shall not be required to accept delivery of or hold any Securities that the Custodian has determined cannot be held directly by it but held indirectly through an agent or sub-custodian. In the event that Securities cannot be held directly by the Custodian, the Custodian may engage agents or sub-custodians subject to Section 9.3(k) below. (i) Contemporaneously with the acquisition of any Security, the Company shall (A) take all actions necessary for the Company to acquire good title to such Security; and (B) take all actions as may be necessary (including appropriate payment notices and instructions to issuers, agents or other applicable paying agents) to cause (x) all payments in respect of the Security to be made to the Custodian and (y) all notices, solicitations and other communications in respect of such Security to be directed to the Company. With respect to each such Security, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related issuer, agent, obligor or similar party with respect to the related Security, or from the Company, and shall be entitled to update its records (as it may deem necessary or appropriate) on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information. (b) Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively, “Loan Assets”) may be acquired and delivered by the Company to the Custodian from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in UCC Section 8-102) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Custodian of a facsimile copy of an assignment agreement (“Loan Assignment Agreement”) in favor of the Company as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Company; provided that, for the avoidance of doubt, any securities will be registered in the name of the Custodian as securities intermediary, and (c) any duty on the part of the Custodian with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Custodian in the physical custody of any such Loan Assignment Agreement that may be delivered to it. It is acknowledged and agreed that the Custodian is not under a duty to examine underlying credit agreements or loan documents to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof), or for the Company’s title to any related Loan Asset. {00120371; v1} - 11 - 49298698.4 3.5 Release of Securities. The Custodian shall release and deliver, or direct its agents or sub- custodian to release and deliver, as the case may be, Securities of the Company held by the Custodian, its agents or its sub-custodian from time to time upon receipt of Proper Instructions (which shall, among other things, specify the Securities to be released, with such delivery and other information as may be necessary to enable the Custodian to make the relevant delivery), which may be standing instructions (in form acceptable to the Custodian) in the following cases: (a) upon sale of such Securities by or on behalf of the Company and, such sale may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian: (i) in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment; or (ii) in the case of a sale effected through a Securities System, in accordance with the rules governing the operations of the Securities System; (b) upon the receipt of payment in connection with any repurchase agreement related to such Securities; (c) to a depositary agent in connection with tender or other similar offers for such Securities; (d) to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable (unless otherwise directed by Proper Instructions, the cash or other consideration is to be delivered to the Custodian, its agents or its sub- custodian); (e) to an issuer thereof, or its agent, for transfer into the name of the Custodian or of any nominee of the Custodian or into the name of any of its agents or sub-custodian or their nominees or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; (f) to brokers, clearing banks or other clearing agents for examination in accordance with the Street Delivery Custom; (g) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the Securities of the issuer of such Securities, or pursuant to any deposit agreement (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian); (h) in the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim {00120371; v1} - 12 - 49298698.4 receipts or temporary securities for definitive securities (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian); and/or (i) for any other purpose, but only upon receipt of Proper Instructions. 3.6 Registration of Securities. Securities held by the Custodian, its agents or its sub-custodian (other than bearer securities, securities held in a Securities System, or Uncertificated Securities) shall be registered in the name of the Company or its nominee; or, at the option of the Custodian (if the Custodian determines it cannot hold such Security in the name of the Company), in the name of the Custodian or in the name of any nominee of the Custodian, or in the name of its agents or its sub-custodian or their nominees; or if directed by the Company by Proper Instruction, may be maintained in Street Name. The Custodian, its agents and its sub-custodian shall not be obligated to accept Securities on behalf of the Company under the terms of this Agreement unless such Securities are in Street Name or other good deliverable form. 3.7 Bank Account and Management of Cash. (a) Cash Proceeds, cash and other investment assets (if applicable) received by the Custodian from time to time shall be deposited or credited to the Cash Accounts. All amounts deposited or credited to the Cash Accounts shall be subject to clearance and receipt of final payment by Custodian and Depository Bank. (b) Amounts held in the Cash Accounts from time to time may be invested in Eligible Investments pursuant to specific written Proper Instructions received by the Custodian from an Authorized Person acting on behalf of the Company. Such investments shall be subject to availability and the Custodian’s then applicable transaction charges (which shall be at the Company’s expense). Absent receipt of Proper Instructions from the Company, the Custodian shall have no obligation to invest (or otherwise pay interest on) amounts on deposit in the Cash Accounts. In no instance will the Custodian have any obligation to provide investment advice to the Company. Any earnings from such investment of amounts held in the Cash Accounts from time to time shall be redeposited in the Cash Accounts (and may be reinvested at the written direction of the Company). The Custodian shall have no obligation to ensure that any investment meets the criteria of an Eligible Investment, other than with respect to its obligations in Section 3.7(g) herein, and no liability for any losses on any investments made as described herein. (c) In the event the Company shall at any time request a withdrawal of amounts from the Cash Accounts, the Custodian shall be entitled to liquidate and/or direct the liquidation of, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such account as needed to provide the necessary liquidity. (d) The Company acknowledges that cash deposited or invested with any bank (including the bank acting as Custodian or Depository Bank) may make a margin

{00120371; v1} - 13 - 49298698.4 or generate banking income for which such bank shall not be required to account to the Company. (e) The Custodian shall be authorized to open such additional accounts, or sub- accounts, as may be necessary or convenient for the administration of its duties hereunder, with notice to be provided to the Company. (f) For purposes of this Agreement, a Deposit Placement Program is offered through Depository Bank. If Company instructs Custodian to invest cash or cash Proceeds in the Deposit Placement Program, Company acknowledges and agrees that Custodian, as agent for Company, will be conducting the requisite transactions through Depository Bank and, as such, Company agrees to be bound by Depository Bank’s terms and conditions of the available Deposit Placement Program, which is included as Schedule C (ICS Deposit Placement Agreement and Custody Agreement) to this Agreement and incorporated by reference (as applicable). Company acknowledges and agrees that participation in the Deposit Placement Program may require Company to provide Depository Bank with additional information (including but not limited to the information requested in the schedule of Schedule C) or complete Depository Bank’s Deposit Placement Program enrollment forms, as may be required by Depository Bank or the Deposit Placement Program administrators. Company hereby authorizes Custodian to complete and/or sign such forms on Company’s behalf and to provide any necessary information to Depository Bank in order to act upon Proper Instructions provided by Company. (g) If the Company chooses to participate in the Deposit Placement Program, the Company shall review the list of Destination Institutions in the Deposit Placement Program and provide Custodian a list of approved Destination Institutions prior to the placement of any cash (“Approved Destination Institution List”). The Custodian agrees, each Business Day, to review the Destination Institution list published by the Deposit Placement Program and place any institutions not on the Approved Destination List on the Company’s Exclusions List. Notwithstanding the terms and conditions of the ICS Deposit Placement Agreement included as Schedule C to this Agreement, including Section 6.4 of the ICS Deposit Placement Agreement, the Company agrees to provide the Custodian access to their Depositor Control Panel and the Custodian will reject any Destination Institutions on the Company’s Proposed Placement List during the Depositor Placement Review period that are not on the Approved Destination List (“New DI”). Upon request from the Company, or promptly following the close of the most recent calendar quarter, the Custodian shall provide to the Company its Exclusions List. Thereafter, the Company will review the Exclusions List and provide the Custodian any Destination Institutions to be added to the Approved Destination Institution List. If Custodian becomes aware that a Destination Institution no longer meets the criteria under Section 13.2(c) of this Agreement, the Custodian agrees to add said Destination Institution to Company’s Exclusions List until such time as the subject Destination Institution meets the criteria of Section 13.2(c). For the purposes of this Section 3.7(g), any capitalized term not defined herein shall be defined according {00120371; v1} - 14 - 49298698.4 to the ICS Deposit Placement Agreement included as Schedule C to this Agreement. 3.8 Foreign Exchange. (a) Upon the receipt of Proper Instructions, the Custodian, its agents or its sub- custodian may (but shall not be obligated to) enter into all types of contracts for foreign exchange on behalf of the Company, upon terms acceptable to the Custodian and the Company (in each case at the Company’s expense), including transactions entered into with the Custodian, its sub-custodian or any Affiliates of the Custodian or the sub-custodian. The Custodian shall have no liability for any losses incurred in or resulting from the rates obtained in such foreign exchange transactions; and absent specific and acceptable Proper Instructions, the Custodian shall not be deemed to have any duty to carry out any foreign exchange on behalf of the Company. The Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. (b) The Company acknowledges that the Custodian, any sub-custodian, or any Affiliates of the Custodian or any sub-custodian involved in any such foreign exchange transactions may make a margin or generate banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to account to the Company. 3.9 Collection of Income. The Custodian, its agents or its sub-custodian shall use commercially reasonable efforts to collect on a timely basis all income and other payments with respect to the Securities held hereunder to which the Company shall be entitled, to the extent consistent with usual custom in the securities custodian business in the United States. Such efforts shall include collection of interest income, dividends and other payments with respect to registered domestic securities if on the record date with respect to the date of payment by the issuer the Security is registered in the name of the Custodian or its nominee (or in the name of its agent or sub-custodian, or their nominee); and interest income, dividends and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such Securities are held by the Custodian or its sub-custodian or agent; provided, however, that in the case of Securities held in Street Name, the Custodian shall use commercially reasonable efforts only to timely collect income. In no event shall the Custodian’s agreement herein to collect income be construed to obligate the Custodian to commence, undertake or prosecute any legal proceedings. 3.10 Payment of Moneys. (a) Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the Cash Accounts (or remit to its agents or its sub- custodian, and direct them to pay out) moneys of the Company on deposit therein in the following cases: {00120371; v1} - 15 - 49298698.4 (i) upon the purchase of Securities for the Company pursuant to such Proper Instructions; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian: (A) in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such securities; or (B) in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System; (ii) for the purchase or sale of foreign exchange or foreign exchange agreements for the account of the Company, including transactions executed with or through the Custodian, its agents or its sub-custodian, as contemplated by Section 3.7 above; or (iii) for any other purpose directed by the Company, but only upon receipt of Proper Instructions specifying the amount of such payment, wire instructions and naming the Person or Persons to whom such payment is to be made. (b) At any time or times, the Custodian shall be entitled to pay (i) itself from the Cash Accounts, whether or not in receipt of express direction or instruction from the Company, any amounts due and payable to it pursuant to Section 8 hereof, and (ii) as permitted by Section 7.5, Section 9.4 or Section 12.5 below. (c) In the case of any wire transfer to the Company, the Custodian shall set up a wire template in its system (the “Template”) and will, with respect to the initial wire, complete a callback verification based on the instructions contained in the Template. If the instructions contained in the Template have not changed, the Custodian will not be required to complete a callback verification in respect of any subsequent wire transfers to the Company initiated by an Authorized Person. In the event there are any changes to the instructions in the Template, the Custodian will require a callback verification on the first wire being requested by Company after the changes to the Template. 3.11 Proxies. The Custodian will, with respect to the Securities held hereunder, use reasonable efforts to cause to be promptly executed by the registered holder of such Securities proxies received by the Custodian from its agents or its sub-custodian or from issuers of the Securities being held for the Company, without indication of the manner in which such proxies are to be voted, and upon receipt of Proper Instructions shall promptly deliver to the applicable issuer such proxies relating to such Securities. In the absence of such Proper Instructions, or in the event that such Proper Instructions are not received in a timely fashion, the Custodian shall be under no duty to act with regard to such proxies. Notwithstanding {00120371; v1} - 16 - 49298698.4 the above, neither Custodian nor any nominee of Custodian shall vote any of the Securities held hereunder by or for the account of the Company, except in accordance with Proper Instructions. 3.12 Communications Relating to Securities. The Custodian shall transmit promptly to the Company all written information (including proxies, proxy solicitation materials, notices, pendency of calls and maturities of Securities, solicitation of a vote or consent, and expirations of rights in connection therewith) received by the Custodian, from its agents or its sub-custodian or from issuers of the Securities being held for the Company. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities unless and except to the extent it has received timely a Proper Instruction from the Company in accordance with the next sentence. The Custodian will not be liable for any untimely exercise of any right or power in connection with Securities at any time held by the Custodian, its agents or sub-custodian unless: (a) the Custodian has received Proper Instructions with regard to the exercise of any such right or power; (b) the Custodian, or its agents or sub-custodian are in actual possession of such Securities; and (c) in each case, at least three (3) Business Days prior to the date on which such right or power is to be exercised. It will be the responsibility of the Company to notify the Custodian of the Person to whom such communications must be forwarded under this Section. Notwithstanding the foregoing, the Custodian does not, and shall not be deemed to, assume any responsibility, and shall not incur any liability, for any act or omission to act with respect to any corporate action affecting the Securities or the rights of the Company in such Securities. 3.13 Records. The Custodian shall create and maintain complete and accurate records relating to its activities under this Agreement with respect to the Securities, cash or other property held for the Company under this Agreement in accordance with its standard practices and procedures, and as stated in Section 31(a)(1) of the 1940 Act. To the extent that the Custodian is able to do so, the Custodian shall provide assistance to the Company (at the Company’s reasonable request made from time to time) by providing sub-certifications regarding certain of its services performed hereunder to the Company in connection with the Company’s certification requirements pursuant to applicable law, including the Sarbanes- Oxley Act of 2002, as amended, and to otherwise assist the Company meet its recordkeeping obligations under applicable law, including the 1940 Act and the rules and regulations thereunder. All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company (including its independent public accountants) and employees and agents of the SEC, upon reasonable request and prior notice and at the Company’s expense. The Custodian shall, at the Company’s request, supply the Company with a tabulation of Securities owned by the Company and held by the Custodian and shall,

{00120371; v1} - 17 - 49298698.4 when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and the Custodian, include, to the extent applicable, the certificate numbers in such tabulations, to the extent such information is available to the Custodian. 4 REPORTING 4.1 Monthly Reporting. If requested by the Company, the Custodian shall render to the Company a monthly report of (i) all deposits to and withdrawals from the Cash Accounts during the month, and the outstanding balance (as of the last day of the preceding monthly report and as of the last day of the subject month) and (ii) an itemized statement of the Securities held pursuant to this Agreement as of the end of each month, all transactions in the Securities during the month, as well as a list of all Securities transactions that remain unsettled at that time, and (iii) such other matters as the parties may agree from time to time. 4.2 Daily Reporting. For each Business Day, the Custodian shall provide access to the Company to its online portal so that the Company may obtain a daily report of (i) all deposits to and withdrawals from the Cash Accounts for such Business Day and the outstanding balance as of the end of such Business Day, and (ii) a report of settled trades of Securities for such Business Day and the Custodian’s Securities holdings as of the end of such Business Day. The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance. 4.3 Quarterly Reporting. The Custodian shall furnish the Company, at the close of each quarter of the Company’s fiscal year, with (i) a list showing cost and market values, if such cost and market values are available and accessible to Custodian, of the Securities held by it for the Company hereunder, certified by a duly authorized officer of the Custodian and (ii) if applicable, a list of all banks participating in a Deposit Placement Program. The books and records of the Custodian pertaining to its actions under this Agreement shall be open to inspection and audit at reasonable times by officers of and auditors employed by the Company. 4.4 Internal Accounting Controls and Procedures. The Custodian shall provide the Company, promptly upon request, with such reports as are reasonably available to it and as the Company may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding securities which are employed by the Custodian. 5 DEPOSIT IN U.S. SECURITIES SYSTEMS The Custodian may deposit and/or maintain Securities in a Securities System within the United States in accordance with applicable Federal Reserve Board and SEC rules and regulations, including SEC Rule 17f-4 under the 1940 Act, and subject to the following provisions: (a) The Custodian may keep domestic Securities in a U.S. Securities System, provided that such Securities are represented in an account of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held by it as a fiduciary, custodian or otherwise for customers; {00120371; v1} - 18 - 49298698.4 (b) The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Company; (c) The Custodian shall provide to the Company copies of all notices received from the U.S. Securities System of transfers of Securities for the account of the Company; (d) Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Company for any direct loss, damage, cost, expense, liability or claim to the Company resulting from use of any Securities System (other than to the extent resulting from the gross negligence, misfeasance or misconduct of the Custodian itself, or from failure of the Custodian to enforce effectively such rights as it may have against the Securities System); and (e) At the expense and direction of the Company, the Custodian may provide a signature guarantee as a recognized participant in the Securities Transfer Agents Medallion Program in connection with the transfer of any domestic Securities currently held by the Custodian or to facilitate the transfer process of a Security to the Custodian. 6 SECURITIES HELD OUTSIDE OF THE UNITED STATES 6.1 Appointment of Foreign Sub-custodian. The Company hereby authorizes and instructs the Custodian in its sole discretion to employ one or more Foreign Sub-custodians to act as Eligible Securities Depositories or as sub-custodian to hold the Securities and other assets of the Company maintained outside the United States, subject to the Company’s approval in accordance with this Section. If the Custodian wishes to appoint a Foreign Sub-custodian to hold property of the Company subject to this Agreement, it will so notify the Company and provide it with information reasonably necessary to determine any such new Foreign Sub- custodian’s eligibility under SEC Rule 17f-5 under the 1940 Act, including a copy of the proposed agreement with such Foreign Sub-custodian. The Company shall, at the meeting of its parent company’s Board of Directors next following receipt of such notice and information, give a written approval or disapproval of the proposed action. 6.2 Assets to be Held. The Custodian shall limit the Securities and other assets maintained in the custody of the Foreign Sub-custodian to: (a) Foreign Securities and (b) cash and cash equivalents in such amounts as the Company (through Proper Instructions) may determine to be reasonably necessary to effect the Company’s transactions in such investments. 6.3 Omnibus Accounts. The Custodian may hold Foreign Securities and related Proceeds with one or more Foreign Sub-custodians in each case in a single account with such Foreign Sub- custodian that is identified as belonging to the Custodian for the benefit of its customers; provided however, that the records of the Custodian with respect to Securities and related Proceeds that are property of the Company maintained in such account(s) shall identify by book-entry those Securities and other property as belonging to the Company. {00120371; v1} - 19 - 49298698.4 6.4 Reports Concerning Foreign Sub-custodian. The Custodian will supply to the Company, upon request from time to time, statements in respect of the Securities held by Foreign Sub- custodians or Eligible Securities Depositories, including an identification of the Foreign Sub- custodians and Eligible Securities Depositories having physical possession of the Foreign Securities. 6.5 Transactions in Foreign Custody Account. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Securities received by a Foreign Sub-custodian for the account of the Company may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer. 6.6 Foreign Sub-custodian. Each contract or agreement pursuant to which the Custodian employs a Foreign Sub-custodian shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Company will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Company’s assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-custodian or its creditors (except a claim of payment for their safe custody or administration) or, in the case of cash deposits, liens or rights in favor of creditors of the Sub-custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Company’s assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will be maintained identifying the assets as belonging to the Company or as being held by a third party for the benefit of the Company; (v) that the Company’s independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Company will receive periodic reports with respect to the safekeeping of the Company’s assets, including notification of any transfer to or from a Company’s account or a third party account containing assets held for the benefit of the Company. Such contract may contain, in lieu of any or all of the provisions specified above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Company assets as the specified provisions, in their entirety. 6.7 Custodian’s Responsibility for Foreign Sub-custodian. (a) With respect to its responsibilities under this Section 6, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of property of the Company would exercise. The Custodian further agrees that the Foreign Securities will be subject to reasonable care, based on the standards applicable to the Custodian in the relevant market, if maintained with each Foreign Sub-custodian, after considering all factors relevant to the safekeeping of such assets, including: (i) the Foreign Sub-custodian’s practices, procedures, and internal controls, including the physical protections {00120371; v1} - 20 - 49298698.4 available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices; (ii) whether the Foreign Sub- custodian has the requisite financial strength to provide reasonable care for Company assets; (iii) the Foreign Sub-custodian’s general reputation and standing and, in the case of Eligible Securities Depository, the Eligible Securities Depository’s operating history and number of participants; and (iv) whether the Company will have jurisdiction over and be able to enforce judgments against the Foreign Sub-custodian, such as by virtue of the existence of any offices of the Foreign Sub-custodian in the United States or the Sub-custodian’s consent to service of process in the United States. (b) At the end of each calendar quarter, or at such other times as the Company’s board of directors deems reasonable and appropriate based on the circumstances of the Company’s foreign custody arrangements, the Custodian shall provide written reports notifying the board of directors of the Company as to the placement of the Foreign Securities and cash of the Company with a particular Foreign Sub- custodian and of any material changes in the Company's foreign custody arrangements. The Custodian shall promptly take such steps as may be required to withdraw assets of the Company from any Foreign Sub-custodian that has ceased to meet the requirements of SEC Rule 17f-5 under the 1940 Act as instructed by Company. (c) The Custodian shall establish a system to monitor the appropriateness of maintaining the Company’s assets with a particular Foreign Sub-custodian and the performance of the contract governing the Company’s arrangements with such Foreign Sub-custodian. To the extent the Custodian holds Foreign Securities and related Proceeds with one or more Eligible Securities Depositories, the Custodian shall provide the Company with an analysis of the custody risks associated with maintaining assets with such Eligible Securities Depository and shall monitor such custody risks on a continuing basis and promptly notify the Company of any material change in these risks. The Custodian agrees to exercise reasonable care, prudence and diligence in performing its obligations under this clause (c). If the Custodian determines that a custody arrangement with an Eligible Securities Depository no longer meets the requirements of this Section, the Company’s Foreign Securities must be withdrawn from such depository as soon as reasonably practicable. (d) The Custodian’s responsibility with respect to the selection or appointment of a Foreign Sub-custodian shall be limited to a duty to exercise reasonable care in the selection or retention of such Foreign Intermediaries in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any Foreign Sub-custodian, the Custodian shall take reasonable action to recover such costs, expenses, damages, liabilities, or claims from such Foreign Sub-custodian; provided that the Custodian’s sole liability in that regard shall be limited to amounts actually received by it from such Foreign Sub-custodian

{00120371; v1} - 21 - 49298698.4 (exclusive of related costs and expenses incurred by the Custodian). The Custodian shall have no responsibility for any act or omission (or the insolvency of) any Securities System (including an Eligible Securities Depository). In the event the Company incurs a loss due to the negligence or willful misconduct of a Securities System (including an Eligible Securities Depository), the Custodian shall make reasonable endeavors, in its discretion, to seek recovery from the Eligible Securities Depository. 6.8 Responsibility for Property Held by Foreign Sub-Custodians. Notwithstanding any other right to appoint sub-custodians contained herein, Custodian may appoint one or more sub- custodians to establish and maintain arrangements with (i) Eligible Securities Depositories or (ii) Eligible Foreign Custodians. The Custodian’s responsibility with respect to the selection or appointment of a sub-custodian shall be limited to a duty to exercise reasonable care and good faith in the selection of such sub-custodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. To the extent permitted by applicable law, the Custodian shall request each sub-custodian to identify on its own books and records that any assets held at such sub-custodian by Custodian on behalf of its customers belong to customers of the Custodian, such that it is readily apparent that such assets do not belong to the Custodian or such sub-custodian. With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any sub-custodian, the Custodian shall take reasonable action to recover such costs, expenses, damages, liabilities, or claims from such sub-custodian. 7 CERTAIN GENERAL TERMS 7.1 No Duty to Examine Underlying Instruments. Nothing herein shall obligate the Custodian to review or examine the terms of any underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other financing document evidencing or governing any Security to determine the validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the genuineness or completeness thereof), or otherwise. 7.2 Resolution of Discrepancies. In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Company and any information contained in the books or records of the Company, the Company shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy. 7.3 Improper Instructions. Notwithstanding anything herein to the contrary, the Custodian shall not be obligated to take any action (or forbear from taking any action), which it reasonably determines (at its sole option) to be contrary to the terms of this Agreement or applicable law. In no instance shall the Custodian be obligated to provide services on any day that is not a Business Day. {00120371; v1} - 22 - 49298698.4 7.4 Proper Instructions. (a) The Company will give a notice to the Custodian, in form acceptable to the Custodian, specifying the names, email addresses and specimen signatures of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”) which notice shall be signed by an Authorized Person previously certified to the Custodian. The Custodian shall be entitled to rely upon the identity and authority of such Persons until it receives written notice from an Authorized Person of the Company to the contrary. The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company to the Custodian); and the Company hereby represents and warrants that the true and accurate specimen signatures of such initial Authorized Persons are set forth on Schedule A. If such person elects to give the Custodian e-mail or facsimile instructions (or instructions by a similar electronic method) and the Custodian in its discretion elects to act upon such instructions, the Custodian’s reasonable understanding of such instructions shall be deemed controlling. The Custodian may accept instructions with an electronic signature (via pdf or DocuSign, or similar electronic method) from an Authorized Person. The Custodian shall not be liable for any losses, costs or expenses arising directly or indirectly from the Custodian’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Custodian, including without limitation the risk of the Custodian acting on unauthorized instructions, and the risk of interception and misuse by third parties. (b) The Custodian shall not have an obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, local market practice or the Custodian’s operating policies and practices. The Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions. (c) In the event the Company chooses to give a Proper Instruction pursuant to the methods set forth in clause (d) of the definition, it is the responsibility of the Company to ensure proper controls that only allow Authorized Persons to deliver instructions via such methods. The Custodian shall not be liable for any erroneous or fraudulent instructions delivered through such methods due to a lack of controls and oversight by the Company and its systems. 7.5 Actions Permitted Without Express Authority. The Custodian may, at its discretion, without express authority from the Company: (a) make payments to itself as described in or pursuant to Section 3.10(b), or to make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that (i) the {00120371; v1} - 23 - 49298698.4 Custodian shall have first invoiced or billed the Company for such amounts and the Company shall have failed to pay such amounts within thirty (30) days after the date of such invoice or bill, and (ii) all such payments shall be accounted for to the Company; (b) surrender Securities in temporary form for Securities in definitive form; (c) endorse for collection cheques, drafts and other negotiable instruments; and (d) in general, attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the Securities and property of the Company. 7.6 Evidence of Authority. The Custodian shall be protected in acting upon any Proper Instruction, notice, request, consent, certificate instrument or paper reasonably believed by it to be genuine and to have been properly executed or otherwise given by or on behalf of the Company by an Authorized Person. The Custodian may receive and accept a certificate signed by any Authorized Person as conclusive evidence of: (a) the authority of any person to act in accordance with such certificate; or (b) any determination or of any action by the Company as described in such certificate, and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from an Authorized Person of the Company. 7.7 Receipt of Communications. Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern Time (or such other time as is agreed by the Company and the Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day (but in the case of communications so received after 3:30 p.m., Eastern Time, on a Business Day the Custodian will use commercially reasonable efforts to process such communications as soon as possible after receipt). 8 COMPENSATION OF CUSTODIAN 8.1 Fees. The Custodian shall be entitled to compensation for its services hereunder in accordance with the terms of that certain fee letter dated September 20, 2023, between the Company and the Custodian. 8.2 Expenses. The Company agrees to pay or reimburse to the Custodian upon its request from time to time for all costs, disbursements, advances, and expenses (including reasonable fees and expenses of legal counsel) incurred, and any disbursements and advances made (including any Custodial Account overdraft resulting from any settlement or assumed settlement, provisional credit, chargeback, returned deposit item, reclaimed payment or claw-back, or the like), in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including costs and expenses of any action deemed necessary by the {00120371; v1} - 24 - 49298698.4 Custodian to collect any amounts owing to it under this Agreement). 9 RESPONSIBILITY OF CUSTODIAN 9.1 General Duties. The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian. 9.2 Instructions. (a) The Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from the Company as it reasonably deems necessary, and shall be entitled to require, upon notice to the Company, that Proper Instructions to it be in writing. The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Company. (b) Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian it shall be in form, content and medium reasonably acceptable to it and the Company, and otherwise in accordance with any applicable terms of this Agreement. 9.3 General Standards of Care. Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein): (a) The Custodian may conclusively rely on (and shall be protected in acting or refraining from acting in reliance upon) any resolution, written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it (including any of the foregoing provided to it by facsimile or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person (which in the case of any Proper Instruction from or on behalf of the Company shall be an Authorized Person); and the Custodian shall be entitled to presume, with no duty to investigate, the genuineness and due authority of any signature appearing thereon. The Custodian shall not be bound to make any independent investigation into any statement, representation or warranty or the facts or matters stated in any

{00120371; v1} - 25 - 49298698.4 such resolution, notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document. (b) Before the Custodian acts or refrains from acting, it may require an officer’s certificate and/or an opinion of counsel. The Custodian shall not be liable for any action it takes or omits to take in good faith in reliance on an officer’s certificate and/or opinion of counsel. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Custodian shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer or any duly Authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Custodian for any action taken or omitted to be taken by it in good faith in reliance thereon. (c) Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers or employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes gross negligence, willful misconduct or bad faith on its part and in breach of the terms of this Agreement. The Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. The Custodian shall be fully justified in failing or refusing to take any action under this Agreement or any other related document if such action (A) would, in the reasonable opinion of the Custodian (which may be based on the advice or opinion of counsel), be contrary to applicable law, this Agreement or any other related document or (B) is not provided for in this Agreement or any other related document. (d) In no event shall the Custodian be liable for any punitive, indirect, special or consequential damages (including, but not limited to, lost profits) whether or not it has been advised of the likelihood of such losses or damages and regardless of the form of action. (e) The Custodian may consult with, and obtain advice from, legal counsel of its selection that is selected in good faith with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Custodian in good faith in accordance with the opinion and advice of such counsel; the reasonable cost of such services shall be reimbursed pursuant to Section 8.2 above. (f) The Custodian shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an officer working in its corporate trust office and charged with responsibility for administering this Agreement or unless (and then only to the extent received) in writing by the Custodian at the {00120371; v1} - 26 - 49298698.4 applicable address(es) as set forth in Section 15 and specifically referencing this Agreement. (g) No provision of this Agreement or any related document shall require the Custodian to expend or risk its own funds, or incur any liability, financial or otherwise, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with reasonably acceptable indemnification. Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby. (h) The Custodian, may, from time to time, request that the Company deliver a certificate (upon which the Custodian may conclusively rely) setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement or any related document together with a specimen signature of such authorized officers; provided, however, that from time to time, the Company may, by delivering to the Custodian a revised certificate, change the information previously provided by the Company, but the Custodian shall be entitled to conclusively rely on the then current certificate until receipt of a superseding certificate. (i) The rights, privileges, protections, indemnities, immunities and benefits afforded to the Custodian under this Agreement are extended to, and shall be enforceable by (i) the Custodian in each document related hereto to which it is a party or otherwise subject, whether or not specifically set forth therein, and (ii) the entity serving as the Custodian in each of its capacities hereunder and under any related document and each agent and other person employed to act by the Custodian hereunder and under any related document, whether or not specifically set forth herein or in any related document, as the case may be, together with such other rights, privileges, protections, indemnities, immunities and benefits afforded to the applicable party hereunder or under any related document. (j) The permissive right of the Custodian to take any action hereunder shall not be construed as duty. (k) The Custodian may act or exercise its duties or powers hereunder through agents, sub-custodians or attorneys. The Custodian shall appoint such agents, sub- custodians and/or attorneys with due care and foreign sub-custodians shall be appointed pursuant to Section 6 herein. Custodian shall not be liable or responsible for the misconduct, negligence, actions or omission of any such agents, sub- custodian or attorneys or for the supervision of, any agent or attorney appointed hereunder with due care. (l) All indemnifications contained in this Agreement in favor of the Custodian shall survive the termination of this Agreement. {00120371; v1} - 27 - 49298698.4 (m) The Custodian shall not be responsible for the title, validity or genuineness, including good deliverable form of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement. Nor shall the Custodian have any duty or responsibility in respect of (i) any recording, filing, or depositing of this Agreement or any other agreement or instrument, monitoring or filing any financing statement or continuation statement evidencing a security interest, the maintenance of any such recording, filing or depositing or any re- recording, re- filing or re-depositing of any thereof, or otherwise monitoring the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the collateral, (ii) the acquisition or maintenance of any insurance or (iii) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the collateral. The Custodian shall be authorized to, but shall in no event have any duty or responsibility to, file any financing or continuation statements or record any documents or instruments in any public office at any time or times or otherwise perfect or maintain any security interest in the collateral. (n) The Custodian has no responsibility to verify or determine whether any purchase or sale of a Security satisfies any transfer restrictions applicable to it, including any transfer restriction imposed by applicable law. (o) Under no circumstances shall the Custodian have any responsibility, duty or obligation to advance its own funds to or for the benefit of the Company. (p) The Custodian shall not be liable for failing to comply with its obligations under this Agreement or any related document in so far as the performance of such obligations is dependent upon the timely receipt of Proper Instructions and/or other information from the Company or any Authorized Person which are not received or not received by the time required. (q) Except as set forth in Section 4 of this Agreement, the Custodian shall not be responsible to provide any reporting or take any action pursuant to the 1940 Act unless expressly directed by the Company. (r) Every provision of this Agreement or any related document relating to the conduct or affecting the liability of or affording protection to the Custodian shall be subject to the provisions of this Section 9.3. 9.4 Indemnification; Custodian’s Lien. (a) The Company shall and does hereby indemnify and hold harmless each of the Custodian, its directors, officers, agents or employees, for and from any and all costs and expenses (including reasonable attorney’s fees and expenses), and any and all losses, damages, claims and liabilities, that may arise, be brought against or incurred by the Custodian, its directors, officers, agents or employees, and any advances or disbursements made by the Custodian (including in respect of any Custodial Account overdraft, returned deposit item, chargeback, provisional credit, {00120371; v1} - 28 - 49298698.4 settlement or assumed settlement, reclaimed payment, claw-back or the like), as a result of, relating to, or arising out of this Agreement, or the administration or performance of the Custodian’s duties hereunder, or the relationship between the Company and the Custodian created hereby, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by the Custodian’s own actions or inactions constituting gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. (b) If the Company requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or Securities for any purpose (including but not limited to Securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own gross negligence or willful misconduct, or if the Company fails to compensate or pay the Custodian pursuant to the term of this Agreement, any cash at any time held for the account of the Company shall be security therefor and should the Company fail to repay the Custodian promptly (or, if specified, within the time frame provided herein), the Custodian shall be entitled to utilize available cash to the extent necessary to obtain reimbursement. 9.5 Force Majeure. Without prejudice to the generality of the foregoing, the Custodian shall be without liability to the Company for any damage or loss resulting from or caused, directly or indirectly, by: (a) events or circumstances beyond the Custodian’s reasonable control including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; (b) errors by the Company (including any Authorized Person) in its instructions to the Custodian; (c) failure by the Company to adhere to the Custodian’s operational policies and procedures; (d) acts, omissions or insolvency of any Securities System; (e) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub-custodian or agent Securities purchased or in the remittance of payment made in connection with Securities sold;

{00120371; v1} - 29 - 49298698.4 (f) any delay or failure of any company, corporation, or other body in charge of registering or transferring Securities in the name of the Custodian, the Company, the Custodian’s sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such Securities including non-receipt of bonus, dividends, distributions, and rights and other accretions or benefits; or (g) changes in applicable law, regulation or orders. 10 SECURITY CODES If the Custodian issues to the Company security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the Company, the Company shall take all commercially reasonable steps to safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available. 11 TAX LAW 11.1 Domestic Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof or otherwise, including without limitation any obligations related to payment of taxes, withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses. The Company shall (or cause its accountants to) prepare and provide the appropriate parties with any tax filings, statements or reports that may be required by law or otherwise. The Custodian shall be kept indemnified by and be without liability to the Company for such obligations including taxes, (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this Agreement) withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Company, or the Custodian as custodian of the Securities or Proceeds. 11.2 Foreign Tax Law. It shall be the responsibility of the Company to notify the Custodian of the obligations imposed on the Company, or the Custodian as custodian of any foreign securities or related Proceeds, by the tax law of foreign (e.g., non-U.S.) jurisdictions, including responsibility for withholding and other taxes, assessments or other government charges, certifications and government reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to cooperate with the Company with respect to any claims for exemption or refund under the tax law of the jurisdictions for which the Company has provided such information. 12 EFFECTIVE PERIOD, TERMINATION AND AMENDMENT 12.1 Effective Date. This Agreement shall become effective as of its due execution and delivery by each of the parties. This Agreement shall continue in full force and effect until terminated as hereinafter provided. This Agreement may only be amended by mutual written agreement {00120371; v1} - 30 - 49298698.4 of the parties hereto. This Agreement may be terminated by the Custodian or the Company pursuant to Section 12.2. 12.2 Termination. This Agreement shall terminate upon the earliest of (a) occurrence of the effective date of termination specified in any written notice of termination given by either party to the other not later than sixty (60) days prior to the effective date of termination specified therein, (b) such other date of termination as may be mutually agreed upon by the parties in writing and (c) automatically upon the execution of that certain Loan and Security Agreement among the Company, as borrower, New Mountain Guardian IV BDC, L.L.C., as collateral manager, as equityholder and as seller, Wells Fargo Bank, national Association, as administrative agent, Western Alliance Trust Company, N.A., as collateral custodian, and certain other parties thereto (“Loan and Security Agreement”). In the case of termination pursuant to (c) hereof, the Company hereby instructs and authorizes the Custodian to keep the Cash Accounts open and the Cash Accounts will be subject to the Loan and Security Agreement thereafter termination of this Agreement. 12.3 Resignation. The Custodian may at any time resign under this Agreement by giving not less than sixty (60) days’ advance written notice thereof to the Company. Company may at any time remove Custodian under this Agreement by giving not less than sixty (60) days’ written notice thereof to Custodian. 12.4 Successor. Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Custodian, as the case may be, the Company shall give Proper Instruction to the Custodian designating a successor custodian, if applicable. A successor custodian shall deliver a written acceptance of its appointment to the retiring custodian and to the Company. Thereupon the resignation or removal of the retiring custodian shall become effective, and the successor custodian shall have all the rights, powers, and duties of the Custodian under this Agreement. The retiring custodian shall, upon payment of its fees then unpaid, promptly transfer all property held by the Custodian to the successor custodian, subject to the lien provided for in Section 9.4. All costs incurred in connection with any resignation or removal hereunder shall be borne by the Company. If a successor custodian does not take office within 60 days after the retiring custodian resigns or is removed, the retiring custodian may, at the Company’s expense, petition any court of competent jurisdiction for the appointment of a successor custodian. Notwithstanding the replacement of the Custodian pursuant to this Section 12.4, the Company’s obligations under Section 8 and Section 9.4(a) shall continue for the benefit of the retiring custodian. 12.5 Payment of Fees. Upon termination of this Agreement or resignation of the Custodian, the Company shall pay to the Custodian such compensation, and shall likewise reimburse the Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be). All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian. 12.6 Final Report. In the event of any resignation or removal of the Custodian, the Custodian shall provide to the Company a complete final report or data file transfer of any Confidential Information as of the date of such resignation or removal. {00120371; v1} - 31 - 49298698.4 13 REPRESENTATIONS AND WARRANTIES 13.1 Representations of the Company. The Company represents and warrants to the Custodian that: (a) it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized and executed this Agreement so as to constitute its valid and binding obligation; and (b) in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its certificate of formation and operating agreement and any applicable laws and regulations. 13.2 Representations of the Custodian. The Custodian hereby represents and warrants to the Company that: (a) it is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act; (b) the Company’s Securities and cash are held and administered by Custodian in compliance with the applicable provisions of Section 17(f) of the 1940 Act; (c) each Destination Institution (as defined in the ICS Deposit Placement Agreement attached hereto as Schedule C) in the Deposit Placement Program: (i) is an FDIC-insured depository institution (as defined in Section 3 of the Federal Deposit Insurance Act); and (ii) has total assets not less than $10,000,000; (d) it has the power and authority to enter into and perform its obligations under this Agreement; (e) it has duly authorized and executed this Agreement so as to constitute its valid and binding obligations; and (f) it maintains business continuity policies and standards that include data file backup and recovery procedures that comply with all applicable regulatory requirements. 14 PARTIES IN INTEREST; NO THIRD-PARTY BENEFIT This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 19). 15 NOTICES Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and {00120371; v1} - 32 - 49298698.4 other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, (iii) electronic mail or (iv) confirmed facsimile: (a) if to the Company, (i) for Proper Instructions, to: New Mountain Guardian IV Holdings, L.L.C. 1633 Broadway, 48th Floor New York, New York 10019 Attention: Cyrus Moshiri Telephone: (212) 720-0300 Email: cmoshiri@newmountaincapital.com and (ii) for all other notices, approvals and other communications, to: New Mountain Guardian IV Holdings, L.L.C. 1633 Broadway, 48th Floor New York, New York 10019 Attention: James Lavallee Telephone: (212) 720-0300 Email: JLavallee@newmountaincapital.com (b) if to the Custodian, to: Western Alliance Trust Company, N.A. One East Washington Street, Ste 1400 Phoenix, AZ 85004 Attention: Corporate Trust – New Mountain Guardian IV Holdings, L.L.C. Email: NewMountain_GuardianIV@westernalliancetrust.com With copies to (which shall not constitute notice): Western Alliance Trust Company, N.A. 800 Town & Country - Ste. 400 Houston, TX 77024 Attn: Corporate Trust – New Mountain Guardian IV Holdings, L.L.C. Western Alliance Trust Company, N.A. 1 E. Washington Street, Ste 1400

Phoenix, AZ 85004
Attention: General Counsel

16 CHOICE OF LAW; JURISDICTION AND WAIVER OF JURY TRIAL

16.1 Choice of Law and Jurisdiction. This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of New York for all purposes (without regard to its choice of law provisions); except to the extent such laws are inconsistent with federal securities laws, including the 1940 Act, in which case such federal securities laws govern.

16.2 Waiver of Jury Trial. EACH OF THE CUSTODIAN AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17 ENTIRE AGREEMENT; COUNTERPARTS

17.1 Complete Agreement. This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements or understandings, oral or written, between the parties to this Agreement relating to such matters.

17.2 Counterparts. This Agreement may be executed in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

17.3 Electronic Signatures. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

18 AMENDMENT; WAIVER

18.1 Amendment. This Agreement may not be amended except by an express written instrument duly executed by each of the Company and the Custodian.

18.2 Waiver. In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

19 SUCCESSOR AND ASSIGNS

19.1 Successors Bound. The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns. Neither party shall be permitted to assign their rights under this Agreement without

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the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

19.2 Merger and Consolidation. Any corporation or association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation or association to which the Custodian transfers all or substantially all of its corporate trust business, shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

20 SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

21 U.S.A. PATRIOT ACT

21.1 In order to comply with laws, rules, regulations and executive orders from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties hereto agrees to provide the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with Applicable Law.

21.2 IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity the Custodian will ask for documentation to verify its formation and existence as a legal entity. Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

22 REQUEST FOR INSTRUCTIONS

If, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to) request written instructions from the Company as to the course of action desired by it. If the Custodian does not receive such instructions within two (2) Business Days after it has requested them, the Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action. The Custodian shall act in accordance with instructions received from the Company in response to such

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request after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

23 OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its Affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person. Nothing contained in this Agreement shall constitute the Company and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

24 REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

[PAGE INTENTIONALLY ENDS HERE. SIGNATURES APPEAR ON NEXT PAGE.]

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DocuSign Envelope ID: 596F6B4B-F360-41D6-8E76-CA311C229608

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date first written above.

NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C.

By: Laura Holson

Name: Laura Holson

Title: Authorized Signatory

WESTERN ALLIANCE TRUST COMPANY, N.A.

By:______________________________

Name: Jocelyn Lynch

Title: Senior Director